Investments Accounted for Using the Equity Method - Summary of Aggregate Information of Associates that are Not Individually Material (Detail) $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023 TWD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 TWD ($)	Dec. 31, 2021 TWD ($)
Disclosure of associates and joint ventures [line items]
Net income	$ 37,307,860	$ 1,218,415	$ 64,618,094	$ 62,249,997
Other comprehensive income (loss)	449,350	14,675	8,632,472	406,016
TOTAL COMPREHENSIVE INCOME FOR THE YEAR	37,757,210	1,233,090	73,250,566	62,656,013
Associates that are not individually material [member]
Disclosure of associates and joint ventures [line items]
Net income	1,091,814	35,657	1,083,538	872,697
Other comprehensive income (loss)	2,439,733	79,678	(3,082,307)	3,624,403
TOTAL COMPREHENSIVE INCOME FOR THE YEAR	$ 3,531,547	$ 115,335	$ (1,998,769)	$ 4,497,100